UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	333-134096

Alpine Global Dynamic Dividend Fund
(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215, Purchase, NY			10577
(Address of principal executive offices)			(Zip code)

Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(914) 251-0880

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant  is required to disclose the  information  specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget ("OMB")  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT 2007

Alpine Global Dynamic Dividend Fund

April 30, 2007

Alpine

Experience

Performance

Innovation

Shareholder & Investor Information

1(800) 617.7616 | www.alpinecef.com

TABLE OF CONTENTS

Manager Commentary	1

Schedule of Portfolio Investments	6

Statement of Assets and Liabilities	9

Statement of Operations	10

Statement of Changes in Net Assets	11

Financial Highlights	12

Notes to Financial Statements	13

Additional Information	16

MANAGER COMMENTARY April 30, 2007

We are pleased to report that the Alpine Global Dynamic Dividend Fund (AGD) is off to a strong start in 2007, outperforming the broad market averages while distributing a substantial dividend yield. While we only have a relatively short performance history since our IPO on the NYSE on July 26, 2006, we believe AGD is on track toward achieving the investment goals that we pledged to our investors. Our primary objective is high current dividend income, of which more than 50% qualifies for the reduced Federal income tax rates, while also focusing on long-term growth of capital. In 2006, 100% of the dividends paid by the fund were tax-qualified. Our goal is also to provide global diversification for our investors, with a targeted 60-80% of our holdings being international companies.

AGD Has Traded at an Average 6.21% Premium to Its NAV Since Inception, Reflecting Its Strong Dividend Yield and Total Return Potential

AGD began trading on July 26, 2006 at $20 per share and closed on April 30, 2007 at $24.55, providing a total return including dividends of 31.61%. This compares to the total return for the S&P 500 Index of 18.50% during that same nine-month time period. For the six months ended April 30, 2007, AGD provided a total return of 20.57% versus the S&P 500 Index of 8.60%.

AGD’s NAV on July 26, 2006 was $19.06 per share and closed on April 30, 2007 at $23.76. In addition, the Fund distributed a total of $1.515 in dividend income to shareholders in that time period. The total return of the growth in NAV plus dividends is 33.65% since inception and 24.01% in the six months ended April 30, 2007.

AGD’s price of $24.55 on April 30, 2007 represented a 3.32% premium above the closing NAV of $23.76. Since inception, AGD has traded at an average premium of 6.21% above its NAV and has never traded below its IPO price of $20.

AGD Increased Its Monthly Dividend Payment by 6.25% In June 2007 to $0.17 Per Share.

In June 2007, AGD raised its monthly dividend distribution by 6.25% to $0.17 per share from $0.16 per share. This represents an annualized dividend yield of 10.2% on the $20 IPO price and an 8.31% current dividend yield based on the closing price of AGD on April 30, 2007 of $24.55. The dividend was declared for July, August, and September, 2007 and reflects our confidence in the visibility of attractive dividend payouts for the remainder of 2007. This marks the Fund’s second dividend hike in nine months, having increased its dividend in December 2006 from $0.15 to $0.16.

Many International Markets Offer Dividend Yields that are Significantly Higher than The S&P 500 Yield

We believe that AGD is well positioned to take advantage of the attractive dividend opportunities that are available outside of the U.S. As of April 30, 2007, AGD had invested 68.3% of the market value of its portfolio in international companies and 24.2% of its market value in domestic US companies, with the remaining 7.5% in cash and short term cash equivalents. AGD is currently invested in equities based in 19 different countries, all of which all are mature countries and not emerging markets.  Following the United States, the countries in which we invest the greatest percentage of AGD’s assets are Sweden, Britain, Australia, Norway, and Denmark. The average dividend yield for the major indices in these five countries is currently 3.4% which is almost double the yield on the S&P 500 Index of 1.8%.

AGD’s Unique Investment Approach Combines Three Sub Strategies – Dividend Capture, Value, and Growth

We believe AGD offers a unique and balanced approach to optimizing both tax-qualified dividend income and long-term growth of capital while offering investors diversification through international equity exposure. We scan the globe seeking the best dividend opportunities for our investors, employing a multi-cap, multi-sector, and multi-style investment approach.

The Fund combines three research-driven investment strategies – Dividend Capture, Value, and Growth –to maximize the amount of distributed dividend income that is qualified for reduced Federal income tax rates and to identify companies globally with the potential for dividend increases and capital appreciation. In addition, AGD is different from many other closed-end funds in that it does not utilize any leverage, covered calls, or managed distribution to achieve its objectives. AGD provides our investors with 100% earned dividend income.

Our “Dividend Capture Strategy” Enhances the Qualified Dividend Income Generated by the Fund

We run a portion of our portfolio with a dividend capture strategy, where we invest in high yielding stocks or in special situations where large cash balances are being returned to shareholders as one-time special dividends. These actions reflect strong corporate balance sheets and management’s incentive to distribute excess retained cash as dividend income. We enhance the return of this portfolio by electively rotating a portion of our high yielding holdings after the 61-day ownership period required to obtain the 15% dividend tax rate

Another facet of our dividend capture strategy is our search for core, long term holdings in companies that historically generate consistent strong free cash flow and regular large dividend distributions, usually above 5%. Two of our largest holdings, Macquarie Infrastructure Trust (MIC) with a 5.4% current yield, and Gate- House Media with an 8.3% yield, are examples of this strategy.

MIC owns and operates infrastructure businesses in the U.S. including airport service, parking facilities, and refined products bulk tank terminals. These businesses have high barriers to entry, long-term contracts and strong cash flow, and are growing through acquisition. GateHouse Media publishes community newspapers in small, one-newspaper towns where there is very little competition and therefore the company can commit to a high dividend payout ratio. The company has a strong track record of growing their dividends by making yield accretive acquisitions helped by their major shareholder, the Fortress Group.

April 30, 2007 Semi-Annual Report | 1(800)617.7616

www.alpinecef.com

Several of our top 10 holdings as of April 30, 2007 were companies that announced special dividend payments associated with restructurings or excess cash or both, and we believe there is additional upside value to be realized following their dividend payments. One such holding is Atlas Copco AB, based in Sweden. It is the world’s largest maker of air compressors and construction and mining equipment such as rock drills and underground vehicles. The company has benefited as higher metal prices and global economic growth spurred demand for its equipment and services. Atlas is committed to returning excess cash to shareholders with its regular annual 2.2% dividend paid in April plus the company paid a special dividend in May 2007. Another top international holding that paid an attractive special dividend is first half fiscal 2006 in addition to its regular 2.7% dividend is Boliden. This Swedish miner of copper and zinc is benefiting from strong global demand for its commodities, particularly from Asia, and we see continued strong growth in the future.

One of our top U.S. holdings that paid a large special dividend in first half fiscal 2007 was Scotts Miracle-Gro, a market share leader in branded lawn and garden products and lawn care services. The company is seeing strong demand for its products as increased home ownership and an aging population has more time and interest in gardening. Management initiated a recapitalization of its balance sheet in February 2007 that included an $8 special cash dividend or a 15% current yield, plus an ongoing 1% regular dividend.

Our “Value/Restructuring Strategy” Looks for Attractively Vvalued or Restructuring Dividend Payers

Our second major strategy is what we call “value with a catalyst or restructuring strategy”, where our internal research identifies under-valued or mis-priced equity opportunities for companies with attractive dividend yields. We also look for turnaround situations or depressed earnings where we believe there is a catalyst for an earnings recovery or a restructuring or major corporate action that is expected to add value. The key characteristic for this strategy is low valuations relative to historical averages and above average dividend yields for a combined objective of capital appreciation and high qualified dividend income.

We would categorize three of our top holdings in this category: Rowan; Diamond Offshore Drilling; and Metso. Rowan is a high specification shallow water jackup oil rig operator and Diamond Offshore Drilling is one of the largest operators of mid-deepwater floater rigs. Both companies are seeing very strong demand for their services as oil is getting harder to find and exploration is moving further out to sea. This is resulting in substantial increases on rates for long term contracts and the expectation of a doubling of earnings for each of these companies in the next two-three years, which we do not believe is reflected in its current valuation. Also, both are generating significant free cash flows and have been returning it to shareholders as special dividends and regular dividends and we would not be surprised to see additional special dividends in 2008.

Metso, based in Finland, is a supplier of process industry machinery and services for three core businesses: pulp and paper technology, rock and mineral processing, and automation and control technology. With a current 3.4% yield, we believe Metso is an attractive investment based on its strong order backlog and earnings growth potential, and it continues to trade at a large discount to its European engineering peers.

Our “Growth and Income Strategy” Targets Capital Appreciation in Addition to Yield

Our third strategy identifies core growth and income stocks that may have slightly lower but still attractive current dividend yields and predictable earnings streams plus a catalyst for capital appreciation and dividend increases. We would categorize two of our top ten holdings in this category, JM and Intercontinental Hotel Group, with each company forecasted to have strong earnings growth and each is committed to returning excess cash to shareholder.

Our largest holding as of April 30, 2007 was JM AB, based in Sweden. It is one of the largest developers and managers of residential and commercial real estate in Scandinavia. JM has benefited from very strong demand for real estate as the European economies have experienced strong growth and we expect this to continue over the next several years. Intercontinental Hotels Group is a global operator of hotels which is transitioning their business model from a hotel owner to an operator by selling off their hotels and retaining the management contract. The company is forecasted to see 20% earnings growth in each of the next few years as travel growth remains solid and as room rates remain strong as demand continues to outpace supply.

Outlook for 2007: We Believe Domestic and International Dividend Payers Will Outperform

As we look out to the remainder of 2007, we continue to be optimistic about the prospect for the dividend paying stocks in our portfolio. While we need to be selective in our investments in a potentially slowing U.S. economy, we are encouraged by the growth opportunities in our international dividend paying markets. We believe investments outside the U.S. look even more attractive based on the outlook for stronger earnings growth, higher dividend payouts, and our belief of a long term secular decline in the U.S. dollar.

Recently, equity markets have been volatile as bond yields shot up on signs of stronger than expected U.S. economic data, commentary by U.S. Federal Reserve governors about inflationary pressures, and increases in interest rates internationally. This recent uncertainty has resulted in us being a bit more defensive, with about 7.5% of the portfolio being held in cash as of April 30 versus our average of less than 5%. In addition, our portfolio, which is about 68% invested in international stocks, has been negatively impacted by the recent rise in the U.S. dollar, particularly against the Euro, which declined 2.5% to 1.3303 on June 12th after peaking on April 27th at 1.3651.

Through this uncertainty, we continue to believe that there exists substantial opportunity for our investors to benefit from interesting growth opportunities and attractive dividend yields, particularly overseas. We are committed to our fundamental research approach and look for companies both domestically and internationally with sustainable earnings growth and compelling valuations in a rising global interest rate environment, and we continue to find attractive investment prospects.

In addition, companies are still sitting on very high levels of cash. As expected, we have seen a record of merger and acquisition activity in 2006 and early 2007 as companies look to use some of their excess cash to supplement slowing organic growth and to expand globally. However, we still expect a substantial amount of cash will be returned to shareholders in 2007 and 2008 either in the form of share repurchases or increased dividend payouts. Companies in the S&P 500 index currently payout approximately 37% of their earnings in the form of dividends versus a long term historical average of 54%. Given large cash positions, still solid earnings potential, low payout ratios and lack of other uses of cash, we continue to believe that companies will increase their dividends in 2007 and beyond.

We continue to concentrate on opportunities in long term secular themes on the aging demographics of the world, with some of our favorite sectors being asset managers and financial services and niche healthcare. The aging population will need to save more and also manage their assets more directly as countries and companies have cut back significantly on their pension promises. We believe this very positive for the asset managers around the globe. In addition, we like niche healthcare which is being stimulated by demographic trends and advances in biotechnology and yet there is more limited generic risk.

We also are very bullish on global engineering and construction stocks, as the rest of the world tries to catch up with the industrialized countries with regards to power plants, phones, roads, electricity, water treatment, sewage, and airports. In addition, the industrialized nations of the world have neglected their aging infrastructure and are now rebuilding and reinvesting. Therefore, some of our favorite stocks are the companies that will supply this growth for what we believe will be many years to come and at much higher prices than achieved in the past.

We also still like the long term secular story for many commodities in the basic materials and energy sectors based also on constrained supply and growing global demand. We will continue to be nimble in these volatile yet potentially highly profitable sectors and we would look for attractive entry and exit points and we are aware of the impact of shorter term seasonal trading pattern. In addition, many of these companies are producing record amounts of free cash flow and we expect continued increases in regular and special dividend payouts.

We also favor the industrial and machinery companies that are supplying the commodity providers and the aerospace and defense sectors. We also participate in a variation on investing in commodity companies, and that is through increasing global trade. We look to participate in the increasing need for the movement of commodities globally through producers, financers, and operators in the shipping industry.

In summary, in a moderate growth environment, we believe investors will be drawn to high quality, internationally oriented, and more defensive stocks and that should bode well for dividend payers and our fundamental strategy of searching globally and in multi-caps and multi-sectors. These positive fundamentals will be balanced with the risks of still high oil prices, rising global interest rates, uncertain global economic growth and continued geopolitical uncertainties.

Our approach is to remain broadly diversified within the dividend- paying universe while actively looking for undervalued opportunities. We believe we will continue to be able to distribute attractive dividend payouts to our shareholders by capitalizing on our research driven approach to identifying attractive situations as well as through our active management of the portfolio.

Thank you for your participation and we look forward to a prosperous year.

Sincerely,

Jill K. Evans & Kevin Shacknofsky

Co-Portfolio Managers

PERFORMANCE(1) as of April 30, 2007

	Ending Value	One	Three	Six	Since
	as of 4/30/07	Month	Month	Month	Inception(2)
Alpine Global Dynamic Dividend Fund | NAV (3)	23.76	6.50%	11.20%	24.01%	33.65%
Alpine Global Dynamic Dividend Fund | Market Price (3)	24.55	3.67%	8.53%	20.57%	31.61%
S&P 500		4.43%	3.54%	8.60%	18.50%

(1)       Performance information calculated after consideration of dividend reinvestment. All returns for periods of less than one year are not annualized.

(2)       Commenced operations on July 26, 2006

(3)       IPO price of $20 used in calculating performance information

PORTFOLIO DISTRIBUTIONS *

TOP TEN HOLDINGS *

JM AB	2.5%
Atlas Copco AB	2.1%
Macquarie Infrastructure Co. Trust	2.0%
Rowan Cos, Inc.	1.8%
Boliden AB	1.8%
Diamond Offshore Drilling, Inc.	1.8%
GateHouse Media, Inc.	1.7%
Intercontinental Hotels Group Plc.	1.7%
Metso Oyj.	1.7%
The Scotts Miracle-Gro Co. - Class A	1.6%
Top 10 Holdings	18.7%

* As a percentage of portfolio value

REGIONAL ALLOCATION *

Top Five Countries

United States	24.2%
Sweden	15.0%
Great Britian	12.4%
Australia	8.5%
Norway	7.9%

* As a percentage of net assets, excluding any short-term investments

NAV, MARKET PRICE, AND TOTAL RETURN [ SInCe InCePtIon ]

SCHEDULE OF PORTFOLIO INVESTMENTS April 30, 2007 (Unaudited)

Description	Shares	Value

COMMON STOCKS (92.5%)
Australia (8.5%)
ABC Learning Centres Limited	800,000	$4,651,086
Babcock & Brown Wind Partners	4,500,000	7,007,774
Boart Longyear Group *	3,300,000	5,289,779
Macquarie Bank Limited	86,000	6,214,182
Macquarie Capital Alliance Group *	1,260,556	4,313,459
Macquarie Media Group Ltd.	1,500,000	5,406,887
Monadelphous Group Ltd.	350,000	3,962,143
Ramsay Health Care Ltd.	400,000	3,843,790
Transfield Services Ltd.	640,000	6,803,874
		47,492,974

Bermuda (1.9%)
Sea Production Ltd. *	350,000	867,691
Sealift Ltd. *	1,746,000	8,657,075
Ship Finance International Ltd.	33,100	984,394
		10,509,160

Canada (0.5%)
The Thomson Corp.	70,000	3,070,817

Denmark (3.2%)
FLSmidth & Co.AS	60,000	4,582,417
GN Store Nord *	400,000	4,615,385
NKT Holding AS	96,800	8,580,806
		17,778,608

Finland (3.1%)
Metso Oyj.	175,000	9,676,715
Stockmann Oyj.	55,060	2,744,772
Wartsila Oyj.	76,500	5,164,447
		17,585,934

France (1.5%)
Fonciere Des Regions	13,738	2,634,027
PagesJaunes Groupe SA	250,000	5,809,987
		8,444,014

Germany (2.5%)
Altana AG	120,000	8,916,607
AWD Holding AG	99,255	4,992,616
		13,909,223

Great Britain (12.4%)
Absolute Capital Management Holdings Ltd.	135,000	1,272,145
Antofagasta Plc.	500,000	5,374,140
BAE Systems Plc.	500,000	4,569,269
Cairn Energy Plc. *	235,625	7,991,121
Cairn Energy Plc. - Class B *	290,000	0
Drax Group Plc.	496,716	7,916,393
Henderson Group Plc.	1,643,152	5,290,103
Intercontinental Hotels Group Plc.	400,000	$9,726,444
Laird Group Plc	430,000	4,957,107
N Brown Group Plc.	I	8
N Brown Group Plc. - Class B *(1)	385,000	0
New Star Asset Management
Group Ltd.	400,000	3,681,411
Rank Group Plc.	576,000	2,300,752
Rotork Plc.	173,647	2,909,858
Smiths Group Plc.	250,000	5,424,132
United Business Media Plc.	493,878	8,043,978
		69,456,861

Greece (0.3%)
Aries Maritime Transport Ltd.	164,000	1,539,960

Ireland (1.0%)
C&C Group Plc.	350,000	5,927,346

Italy (2.0%)
Fiat S.p.A. *	100,000	2,891,688
Intesa Sanpaolo S.p.A. *	1,000,000	8,433,521
		11,325,209

Malta (1.6%)
Unibet Group Plc.	280,030	9,278,537

Netherlands (2.0%)
Beter Bed Holdings NV	123,800	4,409,421
Imtech NV	81,970	6,605,342
		11,014,763

Norway (7.9%)
Aker Kvaerner ASA	155,000	3,692,833
Aker Yards ASA	430,000	7,805,436
Block Watne Gruppen ASA	93,600	739,399
Electromagnetic GeoServices AS *	185,000	3,964,486
Norske Skogindustrier ASA	510,000	7,860,396
Ocean RIG ASA *	900,000	6,096,106
ProSafe SE	350,000	5,453,216
Statoil ASA	300,000	8,508,832
		44,120,704

South Korea (1.4%)
Macquarie Korea Infrastructure Fund (2)	1,000,000	8,000,000

Spain (0.6%)
Cintra Concesiones de Infraestructuras de Transporte SA	193,151	3,476,660

Sweden (15.0%)
AarhusKarlshamn AB	72,550	1,862,464
Atlas Copco AB	310,000	11,937,224
Boliden AB	400,000	10,119,327
Hennes & Mauritz AB	85,000	5,664,510
HIQ International AB	399,400	2,306,965
Intrum Justitia AB	440,000	6,041,746
JM AB	414,600	14,449,012
Kungsleden AB	300,000	4,880,561

Description	Shares	Value

Sweden (continued)
Munters AB	96,500	$4,709,741
NCC AB	206,900	5,867,270
Skanska AB	350,000	8,201,431
SKF AB	370,000	8,186,879
		84,227,130

Switzerland (2.9%)
Nobel Biocare Holding AG	15,500	5,614,779
SGS SA	4,200	5,365,846
UBS AG - Registered	78,000	5,111,737
		16,092,362

United States (24.2%)
Carnival Corp.	61,000	2,982,290
Computer Programs & Systems, Inc.	77,100	2,455,635
Dean Foods Co.	50,000	1,821,500
Diamond Offshore Drilling, Inc.	118,000	10,100,800
ENSCO International, Inc.	11,200	631,456
Fluor Corp.	60,000	5,737,200
Fortress Investment Group LLC	44,000	1,276,440
GateHouse Media, Inc.	484,300	9,874,877
GlobalSantaFe Corp.	25,000	1,598,250
The Goldman Sachs Group, Inc.	16,500	3,607,065
Healthcare Services Group	107,300	3,004,400
ITC Holdings Corp.	75,000	3,156,000
ITT Corp.	80,000	5,104,800
Lamar Advertising Co.	50,000	3,017,000
Macquarie Infrastructure Co.Trust	269,000	11,454,020
Meridian Bioscience, Inc.	50,000	1,486,500
Molson Coors Brewing Co.	70,000	6,599,600
National CineMedia, Inc. *	95,000	2,497,550
Noble Corp.	101,650	8,559,946
Pharmaceutical Product Development, Inc.	137,000	4,941,590
PolyMedica Corp.	100,000	4,044,000
Procter & Gamble Co.	80,000	5,144,800
Regal Entertainment Group	225,000	4,893,750
Rowan Cos, Inc.	285,250	10,451,560
The Scotts Miracle-Gro Co. - Class A	210,000	9,443,700
Teekay Offshore Partners LP	10,500	325,500
Textron, Inc.	34,000	3,456,780
TNS, Inc.	80,000	971,200
United Technologies Corp.	57,000	3,826,410
Wyeth	60,000	3,330,000
		135,794,619

TOTAL COMMON STOCKS (Identified Cost $437,398,133)		519,044,881

RIGHTS (0.0%)
Sweden (0.0%)
JM AB Rights * (1) (3)	414,600	$152,408

TOTAL RIGHTS (Identified Cost $0)		152,408

Description	Principal Amount	Value

SHORT TERM INVESTMENTS (10.3%)
Morgan Stanley Money Market Fund	58,035,571	58,035,571

TOTAL SHORT TERM INVESTMENTS (Identified Cost $58,035,571)		58,035,571

TOTAL INVESTMENTS (102.8%) (Identified Cost $495,433,704)		577,232,860

TOTAL LIABILITIES LESS OTHER ASSETS (-2.8%)		(15,866,734)

TOTAL NET ASSETS (100.0%)		$561,366,126

*                 Non Income Producing Security

(1)          Fair valued security under procedures established by the Fund’s Board of Directors.

(2)          GDR - Global Depository Receipt

(3)          Less than 0.05% of net assets

See Notes to Financial Statements

Contract Description	Maturity Date	Units Per Contract		Currency Value In $USD	Unrealized Gain/(Loss)

OUTSTANDING FORWARD CURRENCY CONTRACTS

Contracts to Purchase:
Australian Dollar	5/1/07	1,087,804	(AUD)	$903,477	$(488)
Australian Dollar	5/3/07	900,000	(AUD)	747,496	(2,024)
Canadian Dollar	5/1/07	3,485,909	(CAD)	3,140,741	10,997
European Euro	5/2/07	2,576,998	(EUR)	3,516,694	(1,424)
Norwegian Krone	5/2/07	16,321,245	(NOK)	2,743,205	2,672
				11,051,613	9,733
Contracts to Sell:
European Euro	5/3/07	1,515,406	(EUR)	2,067,995	4,020

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES April 30, 2007 (Unaudited)

ASSETS

Investments, at value(1)	$577,232,860
Cash	609,375
Receivable for fund shares reinvested	377,922
Dividends receivable	5,172,825
Interest receivable	110,658
Receivable for investment securities sold	2,051,856
Reimbursement from administrator	318
Unrealized appreciation of forward currency contracts	17,689
Total Assets	585,573,503

LIABILITIES

Payable for investment securities purchased	23,479,849
Unrealized depreciation of forward currency contracts	3,936
Accrued expenses and other liabilities:
Investment advisory fees	435,147
Administrative fees	55,694
Offering cost	154,610
Trustee fees	18,680
Officer fees	12,295
Other	47,166
Total Liabilities	24,207,377

Net Assets	$561,366,126

NET ASSETS REPRESENTED BY
Paid-in-capital	$450,792,997
Undistributed net investment income	4,001,918
Accumulated net realized gain on investments and foreign currency transactions	24,762,580
Net unrealized appreciation on investments and foreign currency translations	81,808,631
Total Net Assets	$561,366,126
Net asset value
Net Assets	$561,366,126
Shares of beneficial interest issued and outstanding	23,629,712
Net asset value per share	$23.76

(1) Cost of Investments	$495,433,704

See Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2007 (Unaudited)

INCOME

Dividends*	$31,918,454
Interest	285,934
Total Income	32,204,388

EXPENSES

Investment adviser fee	2,548,344
Administrative fee	331,285
Audit fees	11,901
Custodian fees	116,773
Officer fees	24,795
Legal fees	40,166
Printing fees	47,033
Trustee fees	26,663
Insurance fees	3,519
Miscellaneous fees	12,274
Net Expenses	3,162,753

Net Investment Income	29,041,635

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain on investments:
Securities transactions	19,920,041
Foreign currency transactions	6,183,374
Net realized gain on investments	26,103,415
Change in unrealized appreciation of investments and foreign currency translations:
Investments	43,214,772
Foreign currency translations	13,240,342
Net unrealized appreciation of investments	56,455,114
Net realized/unrealized gain on investments and foreign currency	82,558,529
Net Increase in Net Assets Resulting from Operations	$111,600,164

* Net of foreign taxes withheld	$2,239,661

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the	For the Period
	Six Months Ended	July 26, 2006 (Inception)
	April 30, 2007 (Unaudited)	to October 31, 2006

OPERATIONS

Net investment income	$29,041,635	$11,943,925
Net realized gain/loss on investments:
Securities transactions	19,920,041	(859,225)
Foreign currency transactions	6,183,374	(1,789,352)
Change in net unrealized appreciation of investments and foreign currency translations:
Investments	43,214,772	24,756,590
Foreign currency translations	13,240,342	596,927
Net unrealized appreciation of investments	56,455,114	25,353,517
Net increase in net assets resulting from operations	111,600,164	34,648,865

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income	(28,631,062)	(7,044,838)
Net decrease in net assets resulting from distributions to shareholders	(28,631,062)	(7,044,838)

CAPITAL SHARE TRANSACTIONS

Proceeds from sales of common shares, net of offering cost	—	394,542,000
Proceeds from underwriters’ over-allotment option common shares exercised, net of offering costs	—	52,800,012
Net asset value of common stock issued to stockholders from reinvestment of dividends	2,732,937	618,048
Net increase in net assets derived from capital share transactions	2,732,937	447,960,060
Net Increase in Net Assets	85,702,039	475,564,087
Net Assets
Beginning of period	475,664,087	100,000
End of period*	$561,366,126	$475,664,087

* Including undistributed net investment income of:	$4,001,918	$3,591,345

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	Six Months Ended		Period Ended
	April 30, 2007 (Unaudited)		October 31, 2006(a)

PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of the period	$20.24		$19.10
Income from investment operations:
Net investment income	1.23		0.51
Net realized and unrealized gain on investments and foreign currency	3.51		0.97
Total income from investment operations	4.74		1.48

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(1.22)		(0.30)
Total distributions	(1.22)		(0.30)

CAPITAL SHARE TRANSACTIONS

Common share offering costs charged to paid in capital	0.00		(0.04)
Total capital share transactions	0.00		(0.04)
Net asset value per share, end of period	$23.76		$20.24
Per share market value, end of period	$24.55		$21.51

Total return based on:
Net Asset Value	20.57	% (b)	7.55	% (b)
Market Value	24.06	% (b)	9.16	% (b)

RATIOS/SUPPLEMENTAL DATA

Net Assets attributable to common shares, the end of period (000)	$561,366		$475,664
Ratio of net expenses to average net assets	1.24	% (c)	1.25	% (c)
Ratio of net investment income to average net assets	11.38	% (c)	10.32	% (c)
Portfolio turnover rate	95.85	% (d)	54.52	% (d)

(a)       For the period from July 26, 2006 (inception of the fund) to October 31, 2006.

(b)      Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value reflects a sales load of $.90 per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performances is not a guarantee of future results.

(c)       Annualized.

(d)      Not Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS April 30, 2007 (Unaudited)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Alpine Global Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 11, 2006, and had no operating history prior to July 26, 2006. The Fund has an investment objective to provide high current dividend income, more than 50% of which qualifies for the reduced federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective.

The Fund had no operations prior to July 26, 2006 other than matters relating to its organization and the sale and issuance of 5,235.602 shares of beneficial interest in the Fund to Alpine Woods Capital Investors, LLC (“Alpine Woods”) at a net asset value of $19.10 per share. Alpine Woods serves as the Fund’s investment adviser. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AGD”.

The following summarizes the significant accounting policies of the Fund.

Security Valuation: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (the “NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security - traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at a fair value following procedures and/or guidelines approved by the Board of Trustees, which may include utilizing a systematic fair valuation model provided by an independent pricing system. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value following procedures approved by the Board of Trustees. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 — Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, which includes amortization of premium and accretion of discounts. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

2. INCOME TAXES

As of April 30, 2007, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$91,539,622
Gross depreciation on investments (excess of tax cost over value)	(9,545,440)
Net unrealized appreciation	81,994,182
Total cost for federal income tax purposes	$495,238,678

The differences between book and tax net unrealized appreciation and cost were primarily due to the differing tax treatment of foreign currency, investments in partnerships, and certain other investments.

3. CAPITAL TRANSACTIONS

		For the
	For the	Period July 26, 2006
	Six Months Ended	(Inception) to
	April 30, 2007	October 31, 2006

Common shares outstanding - beginning of period	23,506,067	5,236
Common shares issued in connection with initial public offering	—	20,700,000
Common shares issued from underwriter’s over-allotment option exercised	—	2,770,199
Common shares issued as reinvestment of dividends	123,645	30,632
Common shares outstanding - end of period	23,629,712	23,506,067

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short term securities, for the six months ended April 30, 2007 aggregated $479,132,867 and $492,834,202, respectively. The Fund did not have purchases and sales of U.S. Government obligations for the six months ended April 30, 2007.

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Alpine Woods serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.13% based on the Fund’s average daily net assets, computed daily and payable monthly.

6. OTHER

Compensation of Trustees: The Independent Trustees of the Fund receive $4,000 for each meeting attended.

7. SUBSEQUENT EVENTS

Distributions: The Fund paid a distribution of $3,780,754 or $0.16 per common share on May 25, 2007 to common shareholders of record on May 21, 2007.

The Fund paid a distribution of $3,780,754 or $0.16 per common share on June 22, 2007 to common shareholders of record on June 18, 2007.

ADDITIONAL INFORMATION April 30, 2007 (Unaudited)

DIVIDEND REINVESTMENT PLAN

The Fund operates a Dividend Reinvestment Plan (the “Plan”), sponsored and administered by The Bank of New York, pursuant to which the Fund’s dividends and distributions, net of any applicable U.S. withholding tax, are reinvested in shares of the Fund. The Bank of New York serves as the agent that administers the Plan for the shareholders that participate in the Plan (the “Plan Administrator”).

Unless the registered owner of common shares of beneficial interest elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Plan, in additional common shares of the Fund. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. If you hold your shares through a broker, and you wish for all dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the net asset value per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the net asset value per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the net asset value per share, the average per share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the net asset value per share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal Income Tax Matters.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, at One Wall Street, New York, NY 10286 (212) 635-6375.

SHAREHOLDER MEETING

On March 12, 2007, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect one trustee of the Fund. The results of the proposal are as follows:

Proposal 1: Re-election of Trustee: H. Guy Leibler

For	22,058,492
Abstain	937,778
Withheld	0

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-617-7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

INDEPENDENT TRUSTEES*

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Laurence B. Ashkin (78)	Independent Trustee	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	12	Trustee, Alpine Family of Funds.*

H. Guy Leibler (52)	Independent Trustee	Vice Chair and Chief Operating Officer of L&L Holding Company, LLC since 2004; President, Skidmore, Owings & Merrill LLP (2001-2003).	12	Chairman, White Plains Hospital Center; Dressage for Kids; Trustee, Alpine Family of Funds.

Jeffrey E. Wacksman (46)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	12	Dynasty Holdings, Inc.; Bondi Icebergs Inc.; MH Properties, Inc.; Trustee, Alpine Family of Funds.

*

The Independent Trustees identified above are the members of the Board of Trustees for each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust (collectively, the “Alpine Family of Funds”).

**

Alpine Woods Capital Investors, LLC manages nine other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open end management investment company. The Trustees oversee each of the nine portfolios within the Alpine Trusts.

INTERESTED TRUSTEE

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Samuel A. Lieber* (49)	Interested Trustee and President	CEO of Alpine Woods Capital Investors, LLC since 1997. President of Alpine Trusts since 1998.	12	Trustee, Alpine Family of Funds.

*	Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.
**

Alpine Woods Capital Investors, LLC manages nine other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open end management investment company. The Trustees oversee each of the nine portfolios within the Alpine Trusts.

In addition to Mr. Samuel A. Lieber, the table below identifies the Fund’s executive officers.

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Stephen A. Lieber (80)*	ExecutiveVice President	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003. Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

Sheldon R. Flamm (58)	Treasurer/Chief Compliance Officer	Chief Financial Officer and Senior Managing Director, Alpine Woods Capital Investors, LLC, since 2001; Chief Financial Officer, Saxon Woods Advisors, LLC since 1999.	N/A	None

Oliver Sun (41)	Secretary	Controller of Alpine Woods Capital Investors, LLC since 1998.	N/A	None

*	Stephen A. Lieber is the father of Samuel A. Lieber.
**

Alpine Woods Capital Investors, LLC manages nine other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open end management investment company. The Trustees oversee each of the nine portfolios within the Alpine Trusts.

Alpine

Experience

Performance

Innovation

Alpine Global Dynamic Dividend Fund

INVESTMENT	Alpine Woods Capital Investors, LLC
ADVISER	2500 Westchester Ave., Suite 215
Purchase, NY 10577

ADMINISTRATOR	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

TRANSFER AGENT &	The Bank of New York
CUSTODIAN	One Wall Street
New York, NY 10286

INDEPENDENT REGISTERED	Deloitte & Touche LLP
PUBLIC ACCOUNTING FIRM	555 East Wells Street
Milwaukee,WI 53202

FUND COUNSEL	Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Shareholder & Investor  Information

1(800) 617.7616 | www.alpinecef.com

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

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Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable to semi-annual report

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(b)   The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 9, 2007

By:	/s/ Sheldon R. Flamm
Sheldon R. Flamm
Chief Financial Officer (Principal Financial Officer)

Date:	July 9, 2007

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